Exhibit 10.4.8

AMENDMENT 2010-1

TO THE

AMERICAN BAR ASSOCIATION MEMBERS DEFINED BENEFIT PENSION PLAN

(Basic Plan Document No. 02)

(January 25, 2002 favorable opinion letter)

WHEREAS, the ABA Retirement Funds (“ABA RF”) (formerly referred to as the American Bar Retirement Association) sponsors the American Bar Association Members Defined Benefit Pension Plan (which is the subject of a January 25, 2002 favorable opinion letter) (the “Plan”), a master plan for adoption by Employers who desire to establish or continue a tax-qualified retirement plan for themselves and their eligible employees;

WHEREAS, pursuant to Section 13.2 of the Plan, ABA RF has the right to amend the Plan in whole or in part at any time, and

WHEREAS, ABA RF desires to amend the Plan (ii) to reflect the change in Trustee from State Street Bank and Trust Company to The Northern Trust Company and (ii) in certain other respects.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to the power of amendment contained in Section 13.2 of the Plan, the Plan is hereby amended as follows:

1. REFERENCE TO PLAN SPONSOR. The Plan is hereby amended by changing the reference to the “American Bar Retirement Association” to the “ABA Retirement Funds,” and from “ABRA” to “ABA RF,” wherever such references appears therein.

2. DEFINITION OF BUSINESS DAY. Section 2.12 of the Plan is hereby amended by substituting the parenthetical “(or as of January 1, 1992, the Trustee’s principal office)” for the parenthetical “(or, as of January 1, 1992, State Street’s principal office) where such parenthetical appears therein.

3. DEFINITION OF COLLECTIVE TRUST. Section 2.14 of the Plan is hereby restated in its entirety to read as follows:

2.14 Collective Trust. “Collective Trust” means the American Bar Association Members/Northern Trust Collective Trust (formerly known as the American Bar Association Members/State Street Collective Trust), a group trust established under a declaration of trust dated as of August 8, 1991, as amended and in effect from time to time.

4. DEFINITION OF FIDUCIARY. Section 2.35 of the Plan is hereby amended by deleting the phrase “State Street (after December 31, 1991),” where such phrase appears in the first sentence thereof.

5. DEFINITION OF STATE STREET. Section 2.85 of the Plan is hereby amended by adding the following sentence at the end thereof:

State Street was Trustee of the Trust from January 1, 1992 through June 30, 2010.

6. INVESTMENT OF TRUST FUND. Section 12.3 of the Plan is hereby amended by substituting the words “the Trustee” for the words “State Street” where such words appear in the first sentence of the second paragraph thereof.

7. RULES GOVERNING FORMS OF PAYMENT. Section 17.9 of the Plan is hereby restated in its entirety to read as follows:

17.9 Rules Governing Forms of Payment. All forms of payment under the Plan are subject (a) to the terms of the group annuity contract issued by the Insurer, or of any agreement under such contract to provide annuity benefits (for all annuity payments begun before January 1, 1992), or (b) to the terms of the Collective Trust, the Trust, any insurance contract in which Trust assets are invested and any contract(s) entered into between ABA/RF and State Street or the Trustee (for all annuity payments that begin after December 31, 1991). In the event of any inconsistency or contradiction between the terms of (i) the group annuity contract, the Collective Trust, the Trust, any insurance contract in which Trust assets are invested or any contract(s) entered into between ABA/RF and State Street or the Trustee and (ii) the terms of the Plan, the terms of the Plan shall control. Any certificate of annuity or annuity contract purchased for and issued or delivered to a Participant or Beneficiary shall be nontransferable, except by surrender to the issuing insurance company, and shall comply with the requirements of the Plan.

IN WITNESS WHEREOF, ABA Retirement Funds has caused this instrument to be executed by a duly authorized officer this 30th day of June, 2010.

ABA RETIREMENT FUNDS

By:	/s/ Diane J. Fuchs

Its:	President

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